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                                                                    EXHIBIT 23.4

                    CONSENT OF GROSS, COLLINS & CRESS, P.C.,
                              INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 1996, in the Registration Statement on Form S-4 and related Joint Proxy Statement/Prospectus of Kent Electronics Corporation.

                                          GROSS, COLLINS & CRESS, P.C.

December 10, 1996
Atlanta, Georgia